SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: April 22, 2002
HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-84611 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated April 22, 2002 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and Bank One, National Association, as Trustee, with respect to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1 (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: May 2, 2002

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EXHIBIT INDEX

Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated April 22, 2002 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and Bank One, National Association, as Trustee, with respect to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Certificates.

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